                                                                    Exhibit 32.2



                Certification Pursuant to 18 U.S.C. Section 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



In connection with the Quarterly Report of Foster Wheeler Ltd. (the "Company") on Form 10-Q for the period ended September 26, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Kenneth
A. Hiltz, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Date: November 10, 2003
                                               /s/ KENNETH A. HILTZ
                                               ---------------------------------
                                               Name: Kenneth A. Hiltz
                                               Title: Chief Financial Officer